UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 11, 2013

Date of Report (Date of earliest event reported)

SANMINA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Appointment of Principal Accounting Officer

On March 11, 2013, the Board of Directors of Sanmina Corporation (the “Company”) appointed David Anderson as Senior Vice President and Corporate Controller and Principal Accounting Officer.

Mr. Anderson, 52, had previously served as Senior Vice President Finance and Controller, Global Operations and Corporate Planning of the Company since November 2004. Mr. Anderson is a member of the Institute of Chartered Accountants of Ontario; the Certified Management Accountants of Ontario and is a CPA in the State of Illinois.

Approval of Amendment to 2009 Incentive Plan

Also on March 11, 2013, the stockholders of the Company approved an amendment to the Company’s 2009 Incentive Plan (the “2009 Plan”) in order to reserve an additional 1,700,000 shares of common stock for issuance thereunder.

The 2009 Plan permits the award of incentive stock options, non-statutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, and other forms of equity compensation as determined by the Board of Directors or permitted delegatees. The 2009 Plan also provides the ability to grant performance stock awards and performance cash awards. Equity awards may be made under the 2009 Plan to employees, consultants and members of the Company’s Board of Directors. The terms and conditions of each type of award are set forth in the 2009 Plan. The 2009 Plan expires on January 26, 2019.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On March 11, 2013, the Company held its 2013 Annual Meeting of Stockholders. The matters voted upon at the meeting by stockholders of record as of January 18, 2013 and the vote with respect to each such matter are set forth below:

1.                                                              To elect eight directors to serve for the ensuing year and until their successors are appointed or elected.

Nominee	For	Against	Abstain	Broker Non- Votes
Neil R. Bonke	65,503,793	1,296,065	130,945	8,865,507
John P. Goldsberry	65,837,335	961,547	131,916	8,865,507
Joseph G. Licata	65,837,306	963,914	129,578	8,865,507
Jean Manas	65,423,814	1,367,831	139,153	8,865,507
Mario M. Rosati	52,892,311	13,921,339	117,148	8,865,507
Wayne Shortridge	65,186,908	1,613,356	130,534	8,865,507
Jure Sola	64,519,297	2,285,807	125,694	8,865,507
Jackie M. Ward	64,906,698	1,898,978	125,122	8,865,507

2.                                                              To approve appointment of KPMG LLP as our independent registered public accountants for the fiscal year ending September 28, 2013.

For	Against	Abstain	Broker Non- Votes
74,689,208	962,325	144,772	0

3.                                                              To approve the reservation of 1,700,000 shares of common stock for issuance under the 2009 Incentive Plan of the Company.

For	Against	Abstain	Broker Non- Votes
57,119,437	3,618,410	6,192,951	8,865,507

4.                                                              To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement for the 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the other related disclosure.

For	Against	Abstain	Broker Non- Votes
66,419,726	361,204	149,868	8,865,507

ITEM 8.01 OTHER EVENTS

On March 11, 2013, the Company issued a press release announcing approval of a stock repurchase program. Such press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

Exhibit No	Description

Exhibit 99.1	Press Release issued by Sanmina Corporation on March 11, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA CORPORATION

	By:	/s/ Michael R. Tyler
Michael R. Tyler
Executive Vice President, General Counsel and Corporate Secretary

Date: March 15, 2013

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release issued by Sanmina Corporation on March 11, 2013